Exhibit 10.2
Execution Version
Fourth Amendment and Consent
          This Fourth Amendment and Consent, dated as of March 31, 2008 (this “Amendment”), to that certain Credit Agreement, dated as of October 26, 2005, among, Alpha NR Holding, Inc., a Delaware corporation (“Holdings”), Alpha Natural Resources, LLC, a Delaware limited liability company (the “Borrower”), the Lenders and Issuing Banks party thereto from time to time, and Citicorp North America, Inc., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders and Issuing Banks, as amended by that certain amendment and consent, dated as of December 22, 2006 (the “First Amendment”), among Holdings, the Borrower and the Administrative Agent, as further amended by that certain second amendment and consent, dated as of June 28, 2007 (the “Second Amendment”), among Holdings, the Borrower and the Administrative Agent, as further amended by that certain third amendment and joinder agreement, dated as of March 28, 2008 (the “Third Amendment”), among ALPHA NATURAL RESOURCES, INC., a Delaware corporation and the successor by merger to Holdings (“ANR”), the Borrower, the Administrative Agent and the New Revolving Facility Lenders party thereto (as so amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ANR, the Borrower and the Administrative Agent (this “Amendment”). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement
Witnesseth:
          Whereas, the Borrower and Holdings requested that the Administrative Agent and the Required Lenders execute and deliver the Second Amendment for the purpose of, among other things, permitting the merger of Holdings with and into ANR and the assumption by ANR of all of Holdings’ rights and obligations under the Credit Agreement (the “Merger”);
          Whereas, to permit ANR to be released from certain restrictions under the Credit Agreement in connection with the conduct of its business as a public holding company of the Borrower, the Borrower and ANR have requested that the Lenders and the Administrative Agent consent to amend certain terms and provisions of the Credit Agreement;
          Whereas, the Lenders signatory to an acknowledgment and consent to amendment (an “Acknowledgment and Consent to Amendment”) and the Administrative Agent have agreed to consent to such amendment on the terms and subject to the conditions herein provided.
          Now, Therefore, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:
     Section 1. Amendment.

     (a) As of the Effective Date (as defined below), the Administrative Agent, Borrower, ANR, and each Lender signatory to an Acknowledgment and Consent to Amendment hereby agree that the Credit Agreement shall be amended in its entirety to read as set forth in Exhibit B hereto.
     Section 2. Conditions Precedent. This Amendment shall become effective as of the date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied or duly waived:
     (a) Certain Documents. The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:
          (i) this Amendment, duly executed by each of the Borrower and ANR, on behalf of itself and each other Loan Party, and the Administrative Agent;
          (ii) an Acknowledgment and Consent to Amendment, in the form set forth hereto as Exhibit A, duly executed by each of the Required Lenders; and
          (iv) such additional documentation as the Administrative Agent may reasonably require; and
     (b) Amendment Fee. The Borrower shall have paid to the Administrative Agent, for the ratable benefit of each Lender that has delivered to the Administrative Agent or its counsel prior to 5:00 pm (New York time) on March 31, 2008 an executed Acknowledgement and Consent in the form of Exhibit A hereto, a fee of 0.15% of the aggregate principal amount of such consenting Lender’s outstanding Loans and/or Commitments, as applicable; and
     (c) Payment of Costs and Expenses. The Administrative Agent and the Lenders shall have received payment of all fees, costs and expenses, including, without limitation, all costs and expenses of the Administrative Agent and the Lenders (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent) in connection with this Amendment, the Credit Agreement and each other Loan Document, as required by Section 5 hereof.
     (d) Representations and Warranties. Each of the representations and warranties contained in Section 3 below shall be true and correct.
     Section 3. Representations and Warranties. Each of ANR and the Borrower, on behalf of itself and each Loan Party, hereby represents and warrants to the Administrative Agent and each Lender, with respect to all Loan Parties, as follows:
     (a) After giving effect to this Amendment, each of the representations and warranties in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date;
     (b) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment, this Amendment has been duly executed and delivered by each Loan Party, and this Amendment is the legal, valid and binding obligation of each Loan Party, enforceable against it in accordance with its terms, except as enforceability may

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be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles; and
     (c) At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
     Section 4. Costs and Expenses. The Borrower agrees to reimburse the Agents for their costs and expenses in connection with this Amendment (and any other Loan Documents delivered in connection herewith) as provided in Section 9.05(a) of the Credit Agreement.
     Section 5. Reference to and Effect on the Loan Documents.
     (a) As of the Effective Date, each reference in the Credit Agreement and the other Loan Documents to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended and as waived hereby with respect to the certain requirements outlined above, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.
     (b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, any Lender or any Issuer under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document (as amended hereby) except as and to the extent expressly set forth herein.
     (d) Each of ANR, the Borrower and (by its acknowledgement hereof as set forth on the signature pages hereto) each other Loan Party, hereby confirms that the guaranties, security interests and liens granted pursuant to the Loan Documents continue to guarantee and secure the Obligations as set forth in the Loan Documents and that such guaranties, security interests and liens remain in full force and effect.
     Section 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agents of an executed counterpart of this Amendment.
     Section 7. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
     Section 8. Loan Document and Integration. This Amendment is a Loan Document, and together with the other Loan Documents, incorporates all negotiations of the parties hereto with

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respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
     Section 9. Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
     Section 10. Waiver of Jury Trial. Each Of The Parties Hereto Irrevocably Waives Trial By Jury In Any Action Or Proceeding With Respect To This Amendment Or Any Other Loan Document.
[Signature Pages Follow]

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     In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

Alpha Natural Resources, Inc. as successor by merger to Holdings
By:
	Name:	Vaughn Groves
	Title:	Vice President

Alpha Natural Resources, LLC as Borrower
By:
	Name:	Vaughn Groves
	Title:	Vice President

Citicorp North America, Inc., as Administrative Agent
By:
Name:
Title:

[Signature Page — Fourth Amendment and Consent to Credit Agreement]

     For the purposes of Section 5(d) hereof, each other Loan Party set forth below hereby consents to this Amendment and confirms that all guaranties, security interest and Liens granted by it, and all its other obligations, pursuant to the Loan Documents (as amended hereby) remain in full force and effect.

ALPHA COAL SALES CO., LLC
     (a/k/a Metcoal Sales; a/k/a Spectrum Laboratories)
ALPHA NATURAL RESOURCES CAPITAL CORP.
ALPHA TERMINAL COMPANY, LLC
ESPERANZA COAL CO., LLC
DICKENSON-RUSSELL COAL COMPANY, LLC
DICKENSON-RUSSELL LAND AND RESERVES, LLC
MAXXIM REBUILD CO., LLC
MAXXUM CARBON RESOURCES, LLC
AMFIRE, LLC
AMFIRE HOLDINGS, INC.
ALPHA NATURAL RESOURCES SERVICES, LLC
MAXXIM SHARED SERVICES, LLC
AMFIRE WV, L.P.
BROOKS RUN MINING COMPANY, LLC
COBRA NATURAL RESOURCES, LLC
KINGWOOD MINING COMPANY, LLC
AMFIRE MINING COMPANY, LLC
ENTERPRISE MINING COMPANY, LLC
ENTERPRISE LAND AND RESERVES, INC.
RIVERSIDE ENERGY COMPANY, LLC
SOLOMONS MINING COMPANY
BLACK DOG COAL CORP.
PARAMONT COAL COMPANY VIRGINIA, LLC
MCDOWELL-WYOMING COAL COMPANY, LLC

By:
	Name:	Vaughn Groves
	Title:	Vice President

[Signature Page — Fourth Amendment and Consent to Credit Agreement]

For the purposes of Section 5(d) hereof, each other Loan Party set forth below hereby consents to this Amendment and confirms that all guaranties, security interest and Liens granted by it, and all its other obligations, pursuant to the Loan Documents (as amended hereby) remain in full force and effect.

HERNDON PROCESSING COMPANY, LLC
KEPLER PROCESSING COMPANY, LLC
LITWAR PROCESSING COMPANY, LLC
PREMIUM ENERGY, LLC
BUCHANAN ENERGY COMPANY, LLC
CALLAWAY NATURAL RESOURCES, INC.
CALLAWAY LAND AND RESERVES, LLC
NICEWONDER CONTRACTING, INC.
TWIN STAR MINING, INC.
VIRGINIA ENERGY COMPANY, LLC
(a/k/a Alpha Virginia Energy Company, LLC)
PALLADIAN HOLDINGS, LLC
PALLADIAN LIME, LLC
WHITE FLAME ENERGY, INC.
POWERS SHOP, LLC

By:
	Name:	Vaughn Groves
	Title:	Vice President

ALPHA LAND AND RESERVES, LLC
By:
	Name:	Vaughn Groves
	Title:	President and Manager

[Signature Page — Fourth Amendment and Consent to Credit Agreement]

Exhibit A

Acknowledgement And Consent to Amendment
To:	Citicorp North America, Inc., as Administrative Agent 388 Greenwich Street New York, New York 10013

Attention: Mason McGurrin
            Re: Alpha Natural Resources, LLC
          Reference is made to Credit Agreement, dated as of October 26, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Alpha NR Holding, Inc., a Delaware corporation (“Holdings.”), Alpha Natural Resources, LLC, a Delaware limited liability company (the “Borrower”), Lenders and Issuing Banks party thereto from time to time, and Citicorp North America, Inc., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders and Issuing Banks. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement as amended.
          Alpha Natural Resources, Inc., a Delaware corporation and the successor by merger to Holdings and the Borrower have requested that the Lenders consent to an amendment to the Credit Agreement on the terms described in the Fourth Amendment and Consent (the “Amendment”), the form of which is attached hereto.
          Pursuant to Section 9.08 of the Credit Agreement, the undersigned Lender hereby consents to the terms of the Amendment and authorizes the Administrative Agent to execute and deliver the Amendment on its behalf.

Very truly yours,

[Name of Lender]

By:
Name:
Title:

Dated as of                     , 2008
[Acknowledgment to Fourth Amendment and Consent to Credit Agreement]

Exhibit B